                                                                    EXHIBIT 10.9



                               Dated 19 July, 2001







                       BEAR STEARNS CORPORATE LENDING INC
                              AS RETIRING ARRANGER


                       BEAR STEARNS CORPORATE LENDING INC
                                AS RETIRING AGENT


                       THE ROYAL BANK OF SCOTLAND PLC and
                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                                AS NEW ARRANGERS


                         THE ROYAL BANK OF SCOTLAND PLC
                                  AS NEW AGENT


                       BEAR STEARNS CORPORATE LENDING INC
                               AS MAJORITY LENDER


                           THE COMPANIES NAMED HEREIN
                                   AS OBLIGORS



                  ---------------------------------------------
                      ARRANGER, AGENT AND SECURITY TRUSTEE
                                SUBSTITUTION DEED
                 ----------------------------------------------




                               SHEARMAN & STERLING
                                     LONDON

                      ARRANGER, AGENT AND SECURITY TRUSTEE
                                SUBSTITUTION DEED


THIS DEED is made on 19 July, 2001

BETWEEN:-

(1) BEAR STEARNS CORPORATE LENDING INC as retiring arranger (the "RETIRING ARRANGER");

(2) BEAR STEARNS CORPORATE LENDING INC as retiring agent and as retiring security trustee for the Lenders (the "RETIRING AGENT");

(3) THE ROYAL BANK OF SCOTLAND PLC and THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as the new arrangers (the "NEW ARRANGERS");

(4) THE ROYAL BANK OF SCOTLAND PLC as the new agent and new security trustee for the Lenders (the "NEW AGENT");

(5) BEAR STEARNS CORPORATE LENDING INC as the Majority Lender (the "MAJORITY LENDER"); and

(6)      THE COMPANIES NAMED HEREIN as Obligors (the "OBLIGORS").

RECITALS

(A) Bear Stearns Corporate Lending Inc is currently arranger, agent and security trustee in connection with the Finance Documents and wishes to resign from such roles.

(B) The Majority Lender wishes to appoint (a) The Royal Bank of Scotland and The Governor and Company of The Bank of Scotland as the new arrangers, acting severally, and The Royal Bank of Scotland plc and The Governor and Company of The Bank of Scotland have agreed to accept such appointments and (b) The Royal Bank of Scotland plc as the new agent and new security trustee in relation to the Finance Documents and The Royal Bank of Scotland plc has agreed to accept such appointments.

(C) This deed is entered into in record such substitution and the assignment and transfer of all rights under, inter alia, the Facilities Agreement, the Intercreditor Deed, the Debenture and under all other Finance Documents from Bear Stearns Corporate Lending Inc to The Royal Bank of Scotland plc and The Governor and Company of The Bank of Scotland as described above.

NOW THIS DEED WITNESSES as follows:

1.       INTERPRETATION

1.1 DEFINITIONS: In this deed, unless the context otherwise requires, the following expressions have the following meanings:-

         "CANADIAN ASSIGNMENT DEED" means the deed of assignment to be entered into on or about the date of this deed by the Retiring Agent and the New Agent in relation to certain of the Security Documents governed under the laws of the province of Quebec;

         "CHARGOR" means Inveresk Research Holdings Limited, a company incorporated in England and Wales with registered no. 3662374;

         "DEBENTURE" means the debenture dated 3 April, 2001 executed by the Chargor in favour of the Retiring Agent in its capacity as Security Trustee;

         "FACILITIES AGREEMENT" means the facilities agreement dated 22 February, 2001 (as amended and restated from time to time) made between
         (1) the Parent, (2) Canada Holdco, (3) the companies named therein as Original Guarantors, (4) the Arranger, (5) the Original Lender, (6) the Agent, (7) the Security Trustee and (8) the Working Capital Bank pursuant to which the Lenders agreed to make available credit facilities to the Borrowers named therein;

         "INTERCREDITOR DEED" means the intercreditor deed dated 3 April, 2001 (as amended and restated from time to time) between (1) the Parent, (2) Canada Holdco, (3) the companies named therein as Subsidiaries, (4) the companies and institutions named therein as Investors, (5) the institutions named therein as Lenders, (6) the Agent, (7) the Security Trustee, (8) the Working Capital Bank and (9) the Arranger, regulating the priority of security granted by and indebtedness owed by the Parent and its Subsidiaries;

         "PARTICIPATION AGREEMENT" means the participation and indemnity agreement dated 22 February 2001 between Bear Stearns Corporate Lending Inc. as lender and The Governor and Company of The Bank of Scotland and The Royal Bank of Scotland plc as participants; and

         "TRANSFER CERTIFICATES" means the transfer certificates dated on or about the date of this deed pursuant to which the Majority Lender shall transfer all of its commitments and participations in the Facilities to The Governor and Company of The Bank of Scotland and The Royal Bank of Scotland plc.

1.2 Terms defined in the Facilities Agreement or in the Intercreditor Deed shall have the same meaning when used herein.

1.3      CONSTRUCTION: In this deed, unless a contrary intention appears:-

         (a) a reference to any person is, where relevant, deemed to be a reference to or to include, as appropriate, that person's successors and permitted assignees or transferees;

         (b) references to clauses and schedules are references to, respectively, clauses of and schedules to this deed and references to this deed include its schedules;

         (c) a reference to (or to any specified provision of) any agreement, deed or other instrument (including the Facilities Agreement) is to be construed as a reference to that agreement, deed or other instrument (or that provision) as it may have been or hereafter be, from time to time, amended, varied, supplemented, restated or novated but excluding for this purpose any amendment, variation, supplement or modification which is contrary to any provision of this deed or the Facilities Agreement;

         (d) a reference to a statute or statutory instrument or accounting standard or any provision thereof is to be construed as a reference to that statute or statutory instrument or accounting standard or such provision thereof, as the same may from time to time be amended or re-enacted;

         (e)      a time of day is a reference to London time;

         (f) the index to and the headings in this deed are inserted for convenience only and are to be ignored in construing this deed; and

         (g) the terms of the documents under which the Senior Debt arises and of any side letters between an Obligor and the Fine Parties (or any of them) relating thereto are incorporated in this deed to the extent required for any purported disposition of the Security Assets (as defined in the Debenture) contained in this deed to be a valid disposition under section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989;

         (h) the parties intend that this document shall take effect as a deed;

         (i) words importing the plural shall include the singular and vice versa; and

         (j) a person who is not a party to this deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

2.       SUBSTITUTION OF ARRANGER

2.1 The New Arrangers are hereby appointed as Arrangers in place of the Retiring Arranger for all purposes under the Finance Documents with immediate effect.

2.2 The New Arrangers acknowledge and agree to their appointment as the new Arrangers, as specified in clause 2.1 above.

2.3 The Retiring Arranger hereby assigns and transfers to the New Arrangers all its interests in and all its rights and entitlements as Arranger under the Finance Documents.

3.       SUBSTITUTION OF THE AGENT AND THE SECURITY TRUSTEE

3.1 The New Agent is hereby appointed as Agent and as Security Trustee in place of the Retiring Agent for all purposes under the Finance Documents with immediate effect.

3.2 The New Agent acknowledges and agrees to its appointment as the new Agent and Security Trustee as specified in clause 3.1 above.

3.3 The New Agent is hereby substituted for the Retiring Agent in its capacities as Agent and Security Trustee for all purposes of the Finance Documents and for the avoidance of doubt, the Retiring Agent shall no longer have any interests, rights or entitlements under any of the Finance Documents.

3.4 The New Agent confirms that it will hold the benefit of the Security Documents on trust for itself and the Finance Parties and will apply all payments and other benefits received by it under the Security Documents in accordance with the provisions of the Intercreditor Deed.

3.5 The Retiring Agent undertakes in favour of the New Agent to promptly deliver such originals of the Finance Documents as are in its possession to the New Agent upon receipt of written request from the New Agent.

4.       CONFIRMATION OF SECURITY

4.1 Each Obligor hereby consents to the appointment of (a) the New Arrangers in place of the Retiring Arranger under clauses 2.1 and 2.2 above and (b) the New Agent in place of the Retiring Agent under clauses 3.1 and 3.2 above and confirms:

         (a) the continuation of all guarantees and security constituted by the Finance Documents in favour of the Lenders and the New Agent as new Security Trustee following the New Agent's appointment as new Security Trustee pursuant to this deed;

         (b) that it will continue to be bound by the terms of the Finance Documents as if the New Arrangers and the New Agent had been original parties thereto in such capacities; and

         (c) the appointment of the New Agent as its attorney by way of security for its obligations in accordance with clause 15 of the Debenture.

4.2 Canada Holdco executed a Pledge Agreement in favour of Retiring Agent dated April 3, 2001 (as it may be amended, modified or supplemented from time to time, the "Pledge Agreement") whereby Canada Holdco pledged to the Retiring Agent 100% of the issued and outstanding shares of capital stock of Indigo Acquisition Corp., a Delaware Corporation ("INDIGO"). On April 5, 2001, Indigo Acquisition Corp, merged with and into ClinTrials Research, Inc., a Delaware corporation (the "MERGER"), and ClinTrials Research, Inc. was the surviving corporation of such Merger. Canada Holdco, Retiring Agent and New Agent confirm as follows:

         (a) Capitalized terms used in this clause 4.2 and not otherwise defined shall have the meanings assigned to them in the Pledge Agreement;

         (b) The pledge of the Collateral by Canada Holdco set forth in the Pledge Agreement shall be and shall be deemed to be in favour of the New Agent;

         (c) On April 3, 2001, the 100 shares of stock of Indigo pledged by Canada Holdco to the Retiring Agent and delivered to the New Agent in certificated form constituted all of the outstanding shares of stock of Indigo prior to the Merger. Upon the consummation of the Merger, the 100 pledged shares of stock of Indigo were converted to 100 shares of stock of ClinTrials Research, Inc. pursuant to the terms of the Agreement and Plan of Merger dated as of February 22, 2001 by and among Inveresk Research Group Limited, Indigo and ClinTrials Research Inc;

         (d) Canada Holdco delivered an original stock certificate for 100 shares of ClinTrials Research, Inc., together with three originally executed stock powers, to the New Agent, to replace the stock certificate for 100 shares of stock of Indigo originally delivered to New Agent;

         (e) Canada Holdco has delivered a revised Schedule A to the Pledge Agreement ("SCHEDULE A-2") which is attached hereto and reflects the consummation of the Merger and the conversion of the 100 shares of stock of Indigo to 100 shares of stock of ClinTrials Research, Inc. The attached Schedule A-2 amends and restates Schedule A to the Pledge Agreement in its entirety, and the 100 shares of stock of ClinTrials Research, Inc. constitute "SECURITIES" as defined in the Pledge Agreement; and

         (f) Canada Holdco hereby makes each of the representations and warranties set forth in section 2 of the Pledge Agreement, as of the date hereof, after giving effect to the substitution of the Collateral described herein.

4.3 Indigo executed a Security Agreement dated April 3, 2001 in favour of the Retiring Agent, or upon its resignation, its appointed successor Security Trustee pursuant to the Facilities Agreement ("SECURITY AGREEMENT"). The Retiring Agent and the New Agent agree that as of the date of the Merger, the Retiring Agent and New Agent are deemed to have released their security interest in the Collateral (as such term is defined in the Security Agreement). The New Agent agrees to take any and all actions and file all documents reasonably requested by ClinTrials Research, Inc. (at the expense of ClinTrials Research, Inc.) to effect the intent of such release.

5.       RELEASE OF THE RETIRING AGENT AND INDEMNITY

         (a) The New Arrangers, the New Agent, the Majority Lender and the Obligors each confirm and agree that the Retiring Arranger and the Retiring Agent shall be irrevocably released from all of their respective liabilities and obligations as Arranger, Agent and Security Trustee under the Finance Documents.

         (b) The Obligors agree that clause 27.10 (Lenders' indemnity to the Agent) of the Facilities Agreement will continue to apply with respect to the Retiring Agent (in its capacities as Agent and Security Trustee) and will also apply for the benefit of the New Agent (in its capacities as Agent and Security Trustee).

6.       EFFECTIVENESS

         It is hereby agreed that upon due execution and delivery by all relevant parties of this deed, the Canadian Assignment Deed and the Transfer Certificates:

         (a) the transfers contemplated by clause 12 (Assignment and Transfer) of the Participation Agreement shall become effective for the purposes of clause 12.4 (Termination) of the Participation Agreement; and

         (b) clauses 27.11 (Resignation of the Agent) and 27.17 (Appointment of the Security Trustee) of the Facilities Agreement, respectively, shall be deemed satisfied.

7.       FURTHER ASSURANCE

         Each of the parties to this deed agrees that it will (and that it will procure that its subsidiaries or affiliates will) as soon as possible but in any event no later than thirty Business Days after the date of this deed, do all such acts and things and execute such further agreements, deeds or other documents as may be reasonably required in order to perfect the resignation of the Retiring Arranger and the Retiring Agent, the appointment of the New Arrangers and the New Agent (in its capacities as new Agent and new Security Trustee) for all purposes of the Finance Documents including, without limitation, any agreements, deeds or other documents required by applicable law to effect the transfer of all rights, obligations and interests of the Retiring Agent (in its capacity as Security Trustee) to the New Agent under the Security Documents.

8.       STATUS OF FINANCE DOCUMENTS AND PARTICIPATION AGREEMENT

         Each of the parties to this deed hereby confirms that, save as specifically amended or varied by this deed, the terms of the Finance Documents and the Participation Agreement remain in full force and effect.

9.       NOTICES

9.1      MODE OF SERVICE:

         (a) Except as specifically provided otherwise in this deed, any notice, demand, consent, agreement or other communication (a "NOTICE") to be served under or in connection with this deed will be in writing and will be made by letter or by facsimile transmission to the party to be served.

         (b) The address and facsimile number of each party to this deed for the purposes of clause 32 (Notices) of the Facilities Agreement (and the Finance Documents generally) are:-

                  (i) the address and facsimile number shown immediately after its name on the signature pages of this deed; or

                  (ii) any other address and facsimile number notified by that party for this purpose to the Security Trustee by not less than five Business Days' notice.

9.2      DEEMED SERVICE:

         (a)      A Notice will be deemed to be given as follows:-

                  (i) if by letter, when delivered personally or on actual receipt; and

                  (ii) if by facsimile, one hour after the time of transmission.

         (b) A Notice given in accordance with Clause 9.2(a) but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

10.      PERPETUITY PERIOD

         The perpetuity period applicable to the trusts established by this deed is 80 years.

11.      FINANCE DOCUMENT

         This deed shall constitute a Finance Document for the purposes of the Facilities Agreement.

12.      GOVERNING LAW AND JURISDICTION

         This deed shall be governed by and construed in all respects in accordance with English law. The English courts shall have exclusive jurisdiction to settle any dispute arising from or connected with this deed.

13.      COUNTERPARTS

         This deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this deed has been duly executed the day and year first before written.

                                  SCHEDULE A-2


                  TO THE PLEDGE AGREEMENT DATED APRIL 3, 2001
                       BY INVERESK RESEARCH (CANADA) INC.
                  IN FAVOUR OF BEAr, STEARNS CORPORATE LENDING
                               AS SECURITY TRUSTEE


100 common shares of ClinTrials Research, Inc., par value $0.01 per share, held by Inveresk Research (Canada) Inc., represented by certificate Number 1 dated April 5, 2001.

                                    EXECUTION


THE RETIRING ARRANGER

EXECUTED as a deed by               )
BEAR STEARNS CORPORATE LENDING INC  )
acting by                           )


                                     /s/
                                    -----------------------------
                                    Authorised Signatory

                                    -----------------------------
                                    Authorised Signatory

Address:                            245 Park Avenue
                                    New York
                                    NY 10167

Facsimile:                          +1 212 272 9804

Attention:                          G & A SERVICES

THE RETIRING AGENT

EXECUTED as a deed by               )
BEAR STEARNS CORPORATE LENDING INC  )
acting by                           )


                                     /s/
                                    -----------------------------
                                    Authorised Signatory

                                    -----------------------------
                                    Authorised Signatory

Address:                            As above

Facsimile:                          As above

Attention:                          As above

THE NEW ARRANGERS

EXECUTED as a deed by                 )
THE ROYAL BANK OF SCOTLAND            )
acting by Hazel Jane McIntyre         )
under Power of Attorney dated         )
19 July, 2001                         )


                                      /s/  Hazel McIntyre
                                      -----------------------------

                                      Authorised Signatory

                                      -----------------------------
                                      Authorised Signatory

In the presence of: Scott Smith       /s/ Scott Smith
                                      -----------------------------

Address:                              100 West George Street
                                          Glasgow G2 1PP

Facsimile:                            0141-332-0513

Attention:                            GARY MCMILLAN

EXECUTED as a deed by                 )
THE GOVERNOR AND COMPANY OF THE       )
BANK OF SCOTLAND                      )
acting by                             )


                                      -----------------------------
                                      Authorised Signatory

                                      -----------------------------
                                      Authorised Signatory

In the presence of:


Address:                              Uberior House
                                      61 Grassmarket
                                      Edinburgh EH1 2JF

Facsimile:

Attention:

THE NEW ARRANGERS

EXECUTED as a deed by               )
THE ROYAL BANK OF SCOTLAND          )
acting by                           )


                                    -----------------------------
                                    Authorised Signatory

                                    -----------------------------
                                    Authorised Signatory

In the presence of:

Address:                            100 West George Street
                                        Glasgow G2 1PP

Facsimile:

Attention:


EXECUTED as a deed by               )
THE GOVERNOR AND COMPANY OF THE     )
BANK OF SCOTLAND                    )
acting by                           )

Andrew J. Edwards
Director of Structured Finance

                                    /s/ Andrew J. Edwards
                                    ----------------------------------
                                    Authorised Signatory

In the presence of:


Address:                            New Uberior House
                                    11 Earl Grey Street
                                    Edinburgh EH3 9BN

Facsimile:

Attention:

THE NEW AGENT

EXECUTED as a deed by                             )
THE ROYAL BANK OF SCOTLAND                        )
acting by Hazel Jane McIntyre                     )
under Power of Attorney dated                     )
19 July, 2001                                     )


                                                  /s/ Hazel McIntyre

                                                  Authorised Signatory

                                                  -----------------------------
                                                  Authorised Signatory

In the presence of:  Malcolm John Crawford        /s/ Malcolm Crawford
                                                  -----------------------------

Address:                                          As above

Facsimile:                                        As above

Attention:                                        As above


THE MAJORITY LENDER

EXECUTED as a deed by                             )
BEAR STEARNS CORPORATE LENDING INC.               )
acting by                                         )


                                                  -----------------------------
                                                  Authorised Signatory

                                                  -----------------------------
                                                  Authorised Signatory

Address:                                          As above

Facsimile:                                        As above

Attention:                                        As above

THE NEW AGENT

EXECUTED as a deed by                             )
THE ROYAL BANK OF SCOTLAND                        )
acting by                                         )

                                                  -----------------------------
                                                  Authorised Signatory

                                                  -----------------------------
                                                  Authorised Signatory

In the presence of:

Address:                                          As above

Facsimile:                                        As above

Attention:                                        As above


THE MAJORITY LENDER

EXECUTED as a deed by                             )
BEAR STEARNS CORPORATE LENDING INC.               )
acting by                                         )

                                                  /s/
                                                  -----------------------------
                                                  Authorised Signatory

                                                  -----------------------------
                                                  Authorised Signatory

Address:                                          As above

Facsimile:                                        As above

Attention:                                        As above

THE OBLIGORS

EXECUTED as a deed by                             )
INVERESK RESEARCH GROUP LIMITED                   )
acting by                                         )
                                                  /s/ Walter Nimmo
                                                  -----------------------------
                                                  Director
                                                  /s/ Stewart Leslie
                                                  -----------------------------
                                                  Director/Secretary

Address:                                          Elphinstrone Research Centre
                                                  Tranent EH33 2NE

Facsimile:                                        01875 613 844

Attention:                                        Walter Nimmo



EXECUTED as a deed by                             )
INVERESK RESEARCH (CANADA) INC.                   )
acting by                                         )

                                                  /s/ Walter Nimmo
                                                  -----------------------------
                                                  Director

                                                  -----------------------------
                                                  Director/Secretary

Address:                                          Elphinstrone Research Centre
                                                  Tranent EH33 2NE

Facsimile:                                        01875 613 844

Attention:                                        Walter Nimmo

EXECUTED as a deed by                             )
CLINTRIALS RESEARCH, INC.                         )
acting by                                         )
                                                  /s/ Walter Nimmo
                                                  -----------------------------
                                                  Director

                                                  -----------------------------
                                                  Director/Secretary

Address:                                          Elphinstrone Research Centre
                                                  Tranent EH33 2NE

Facsimile:                                        01875 613 844

Attention:                                        Walter Nimmo



EXECUTED as a deed by                             )
INVERESK RESEARCH HOLDINGS LIMITED                )
acting by                                         )

                                                  /s/ Walter Nimmo
                                                  -----------------------------
                                                  Director
                                                  /s/ Stewart Leslie
                                                  -----------------------------
                                                  Director/Secretary

Address:                                          Elphinstrone Research Centre
                                                  Tranent EH33 2NE

Facsimile:                                        01875 613 844

Attention:                                        Walter Nimmo

EXECUTED as a deed by                             )
INVERESK RESEARCH INTERNATIONAL                   )
acting by                                         )

                                                  /s/ Walter Nimmo
                                                  -----------------------------
                                                  Director

                                                  /s/ Stewart Leslie
                                                  -----------------------------
                                                  Director/Secretary

Address:                                          Elphinstone Research Centre
                                                  Tranent EH33 2NE

Facsimile:                                        01875 613 844

Attention:                                        Walter Nimmo


EXECUTED as a deed by                             )
INVERESK RESEARCH INTERNATIONAL                   )
acting by                                         )

                                                  /s/ Walter Nimmo
                                                  -----------------------------
                                                  Director

                                                  /s/ Stewart Leslie
                                                  -----------------------------
                                                  Director/Secretary

Address:                                          Elphinstone Research Centre
                                                  Tranent EH33 2NE

Facsimile:                                        01875 613 844

Attention:                                        Walter Nimmo

EXECUTED as a deed by                            )
CLINTRIALS BIORESEARCHES LIMITED                 )
acting by                                        )

                                                    /s/ Walter Nimmo
                                                 -----------------------------
                                                 Director

                                                 -----------------------------
                                                 Director/Secretary

Address:                                         c/o Elphinstone Research Centre
                                                 Tranent EH33 2NE

Facsimile:                                       01875 613 844

Attention:                                       Walter Nimmo